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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ______________________________

         Date of report (Date of earliest event reported): June 10, 2004



                               AF FINANCIAL GROUP
             (Exact name of registrant as specified in its charter)



        FEDERALLY CHARTERED                             0-24479                                56-2098545
  (State or other jurisdiction of                   (Commission File                  (IRS Employer Identification
          incorporation)                             Number)                           No.)



                               21 EAST ASHE STREET
                      WEST JEFFERSON, NORTH CAROLINA 28694
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (336) 246-4344


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS AND REQUIRED FD DISCLOSURE

                  On June 10, 2004, AF Financial Group issued a press release announcing that James A. Todd, President, CEO and Director of AF Financial Group and its wholly-owned subsidiary, AF Bank (together, the "Companies"), had been placed on paid leave effective June 2, 2004 while the Board of Directors of the Companies investigates personnel matters. The Companies also reported that the investigation does not involve financial irregularities and that operations of the Companies are continuing as normal. Melanie Miller, Chief Financial Officer of the Companies, has been named acting CEO of the Companies pending the results of the investigation. A copy of the press release, dated June 10, 2004, is furnished as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

         (a) No financial statements are required to be filed with this report.

         (b) No pro forma financial information is required to be filed with this report.

         (c)      The following exhibit is furnished with this Report:

         Exhibit No.       Description
         -----------       -----------

         99.1 Press release issued by AF Financial Group on June 10, 2004, furnished pursuant to Item 5 of this Current Report on Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          AF FINANCIAL GROUP

                                          By: /s/ Melanie Paisley Miller
                                              ----------------------------------
                                              Melanie Paisley Miller
                                              Chief Financial Officer
                                              and Acting Chief Executive Officer

Date: June 10, 2004

                                  EXHIBIT INDEX

       EXHIBIT                                      DESCRIPTION
       -------                                      -----------
         99.1                           Press Release dated June 10, 2004.